UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PASSUR AEROSPACE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PASSUR Aerospace, Inc.
Notice of Annual Meeting of Shareholders
April 9, 2019
The Annual Meeting of the shareholders of PASSUR Aerospace, Inc. (the “Company”) will be held at 12:00 p.m., local time, on April 9, 2019, at One Landmark Square, Stamford, Connecticut, 06901 (the "Annual Meeting") for the following purposes:

1.	To elect ten Directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

2.	To hold a non-binding advisory vote to approve the Company’s executive compensation;

3.	To consider and vote on a proposal to approve the Company’s 2019 Stock Incentive Plan;

4.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2019; and

5.	To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.
Information relating to the above items is set forth in the accompanying Proxy Statement.
Only shareholders of record, as shown by the stock transfer books of the Company, at the close of business on February 26, 2019, will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 24, 2019 to the date of the Annual Meeting at the Company’s headquarters in Connecticut.
Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.
IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETE AND RETURNED PROMPTLY.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2019. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2018 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.htm.  Distribution of the Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 19, 2019.

By Order of the Board of Directors
Louis J. Petrucelly
Chief Financial Officer, Treasurer, and Secretary

One Landmark Square, Suite 1900
Stamford, Connecticut 06901
March 19, 2019

PASSUR Aerospace, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PASSUR Aerospace, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held at 12:00 p.m., local time, on April 9, 2019, at One Landmark Square, Stamford, Connecticut, 06901, and at any adjournment(s) or postponement(s) of the Annual Meeting. Distribution of this Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 19, 2019.
Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted “FOR” the election of the named Director nominees, “FOR” the approval of the Company’s 2019 Stock Incentive Plan and “FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accountants. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company, or by delivering a valid, later-dated proxy in a timely manner, at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting. The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting.
The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2018, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.
The mailing address of the principal executive office of the Company is One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. This Proxy Statement, the accompanying form of proxy and the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2018 are expected to be mailed to the shareholders of the Company on or about March 19, 2019.
VOTING SECURITIES AND VOTE REQUIRED
The Company’s only class of voting securities outstanding is its common stock, par value $0.01 per share (the “Common Stock”). On February 26, 2019, the record date for determination of persons entitled to receive notice and vote at the Annual Meeting, there were 7,696,091 shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on February 26, 2019, will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented at the Annual Meeting. The presence, in person or by proxy, of holders of at least one-third of the shares of Common Stock outstanding as of February 26, 2019 is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of the Company’s Directors. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required (i) for approval of the Company’s 2019 Stock Incentive Plan and (ii) to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum. In the event of a “broker non-vote” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) with respect to any proposal coming before the meeting caused by the beneficial owner’s failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum. Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. Please note that brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. If your shares are held in “street names,” whether through a broker, bank or other nominee, only they can sign a proxy card with respect to your shares. You are, therefore, urged to contact the person responsible for your account and give them instructions for how to complete a proxy card representing your shares so that it can be timely returned on your behalf. Please vote your proxy so your vote can be counted. An automated system administered by the Company’s transfer agent will be used to tabulate the proxies.

I.  ELECTION OF DIRECTORS

The election of each of the named nominees as a director of the Company requires the affirmative vote of a plurality of the votes cast by holders of Common Stock present in person or represented by proxy at the meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the election of the nominees named below as Directors of the Company, to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE BOARD’S TEN NOMINEES.

If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

Information Concerning Directors and Nominees

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently Directors of the Company.

G. S. Beckwith Gilbert, age 77, is Executive Chairman of the Board of Directors of the Company, and has served as the Chairman of the Board since his election in 1997. Mr. Gilbert also serves as the Chairman of the Executive Committee.  Mr. Gilbert was appointed Chief Executive Officer in October of 1998 and served as such until his retirement from that post on February 1, 2003. Mr. Gilbert is President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, a position he has held since 1988. Mr. Gilbert is also Chairman Emeritus of the Board of Fellows of Harvard Medical School, a Director of the Yale Cancer Center, and a member of the Council on Foreign Relations. Mr. Gilbert is a graduate of Princeton University (magna cum laude). He also received an MBA from New York University (evening sessions) and a MS in Immunology from Rockefeller University (with a focus on cancer). In addition, he is an honorary member of the Class of 2004 at Weill Cornell Medical College. Mr. Gilbert’s current service as Chairman of the Board of the Company and Chairman of the Executive Committee and prior service as Chief Executive Officer of the Company, as well as his prior board and executive management experience, allow him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

James T. Barry, age 57, was named Chief Executive Officer of the Company in February 2003 and President in April 2003. He also serves on the Company’s Executive Committee and Technology Advisory Committee. Since Mr. Barry joined the Company in 1998, he has held the positions of Chief Operating Officer, Chief Financial Officer, Secretary, and Executive Vice President. Mr. Barry has also been a Director of the Company since 2000. Mr. Barry currently serves as Member of Advisory Board, The Society of White House Military Aides. Previously, Mr. Barry was a Senior Vice President of Field Point Capital, Greenwich, CT, from 1998 to 2006. From 1989 to 1998, he was with DIANON Systems, Inc., most recently as Vice President of Marketing and Technology.  Prior to DIANON, Mr. Barry was an officer in the United States Marine Corps. Mr. Barry’s knowledge of the Company through his service as a Director, President, and Chief Executive Officer of the Company allows him to bring valuable insight and knowledge to the Board.

John F. Thomas, age 59, has been Vice Chairman since December 3, 2018. Mr. Thomas has been actively involved in the aviation industry for the past 35 years, both as a senior operating executive as Group Executive at Virgin Australia Airlines and as a strategic advisor to the global industry as Senior Partner and Global Head of the Aviation Practice, L.E.K. Consulting LLC. Mr. Thomas’ advisory work for the major airlines around the world included M&A, alliances, restructuring, ancillary revenues, network and fleet planning, product development, operational improvement, financial planning, and loyalty programs. He was also active with OEMs, Business & General Aviation, FBOs, airports, and ANSPs. He currently manages his jet charter operation out of Boston and sits on the Board of the largest Business Aviation services and FBO provider in Canada. He is a regular speaker at industry conferences, and continues to provide advisory services to the broader aviation industry. Mr. Thomas holds an Australian commercial pilot’s license and received a Bachelor of Commerce from the University of New South Wales and a M.B.A. from Macquarie University.

Brian G. Cook, age 54, has been a Director of the Company since December 3, 2018. Mr. Cook is currently the Chief Executive Officer and member of the board of directors at CyFIR, a market leading innovative cyber security software platform and services company. Prior to joining CyFIR, he held the position of Vice President and General Manager Travel and Transportation at DXC Technology, where he led the integration of CSC’s and Hewlett Packard Enterprise Services transportation division into a single business unit at DXC, creating one of the world’s largest transportation technology services businesses serving airlines, airports, rail and logistics providers. During his 28 years of executive leadership, he has held a number of positions in the travel industry, including Vice President and General Manager Travel and Transportation at Hewlett Packard, President SITA Airline Solutions North America, Vice President SITA passenger solutions, and Director Information Technology at Star Alliance.

Paul L. Graziani, age 61, has been a Director of the Company since 1997 and is the Chairman of the Audit Committee. He currently serves as Chief Executive Officer of Analytical Graphics, Inc. (“AGI”), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities, a position he has held since January 1989. Until March 2009, he also served as AGI’s President. In recent times, Mr. Graziani has been recognized as “CEO of the Year” by the Philadelphia region’s Eastern Technology Council and the Chester County Chamber of Business and Industry; “Entrepreneur of the Year” regional winner by Ernst & Young; and “Businessman of the Year” by the local Great Valley Regional Chamber of Commerce. He sits on the Boards of Directors of the United States Geospatial Intelligence Foundation and Federation of Galaxy Explorers, and is a former member of the board of governors of the Civil Air Patrol. He is an associate fellow of the American Institute of Aeronautics and Astronautics and has formerly served on the advisory board for Penn State Great Valley. After fulfilling his board tenure, he was recently elected to the honorary position of Life Director of The Space Foundation. In 2009 AGI was named a “Top Small Workplace” by the Wall Street Journal and the non-profit organization Winning Workplaces. Mr. Graziani’s knowledge of the Company through his service as a Director of the Company, as well as his experience as CEO of a software company, allow him to bring valuable insight and knowledge to the Board.

Kurt J. Ekert, age 48, has been a Director of the Company since September 10, 2009, and has been the President and Chief Executive Officer of Carlson Wagonlit Travel (CWT), the world’s leading digital business travel management company, since 2016. Mr. Ekert has more than twenty years’ experience in global travel, tourism and technology, with leadership and governance positions at Cendant, Continental Airlines, eNett, GTA, Orbitz Worldwide, and Travelport. Mr. Ekert also serves as Vice Chairman of the U.S. Department of Commerce Travel & Tourism Advisory Board, is also a director of the World Travel & Tourism Council, and the UNGA Global Partnership to End Violence Against Children, and is an advisor to Freebird Inc. Mr. Ekert holds a B.S. from the Wharton School at the University of Pennsylvania, an MBA from the University of South Carolina, and saw active duty as a US army officer. Mr. Ekert’s knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in both travel and technology allow him to bring valuable insight and knowledge to the Board.

Richard L. Haver, age 73, has been a Director of the Company since October 8, 2010. Mr. Haver retired from Northrop Grumman Corporation in December 2010 following 10 years of service with Northrop and the TRW component acquired by Northrop in 2002. His position at Northrop Grumman was Vice President for Intelligence Programs. He earned a B.A. degree in History from Johns Hopkins University in 1967. He served on active duty in the U.S. Navy from 1967 to 1973. In 1973, Mr. Haver became a civilian intelligence analyst in the Anti-Submarine Warfare Systems branch at the Naval Intelligence Support Center. In 1976, he was selected as a department head at the Navy Field Operational Intelligence Office (“NFOIO”), and the next year became the Technical Director of the Naval Ocean Surveillance Information Center. He subsequently held the senior civilian position at NFOIO, serving as Technical Director until assuming the position of Special Assistant to the Director of Naval Intelligence in 1981. He was selected as Deputy Director of Naval Intelligence in June 1985, a position he held until 1989. Mr. Haver was selected by Secretary of Defense Dick Cheney in July 1989 to the position of Assistant to the Secretary of Defense for Intelligence Policy. From 1992 to 1995, he served as the Executive Director for Intelligence Community Affairs. In 1998, he assumed the duties of Chief of Staff of the National Intelligence Council and Deputy to the Assistant Director of Central Intelligence for Analysis and Production. In 1999, Mr. Haver joined TRW as Vice President and Director, Intelligence Programs. He led business development and marketing activities in the intelligence market area for their Systems & Information Technology Group. He also served as liaison to the group's strategic and tactical C3 business units, as well as TRW's Telecommunications and Space & Electronics groups. Mr. Haver was selected by Vice President Cheney to head the Administration's Transition Team for Intelligence and then selected by Secretary of Defense Donald Rumsfeld as the Special Assistant to the Secretary of Defense for Intelligence. He returned to the private sector in 2003. Mr. Haver is now consulting to both government and private industry associated with the national security and intelligence fields, as well as volunteer work, and service on various boards and panels. Mr. Haver’s knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in the intelligence field, allow him to bring valuable insight and knowledge to the Board.

Robert M. Stafford, age 76, has been a Director of the Company since June 12, 2013. Mr. Stafford is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986. Mr. Stafford received a bachelor’s degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford’s extensive financial experience allows him to bring valuable insight and knowledge to the Board.

Ronald V. Rose, age 67, has been a Director of the Company since December 17, 2014. Mr. Rose now serves as CEO of Value Creation Strategies Holdings, LLC, an investment company focused on value creation through data analytics technologies. Formerly Mr. Rose was the Vice Chairman and CEO, of Decisyon, Inc., a company which accelerates business process improvement through the combination of collaborative business intelligence technologies and IoT analytics. Prior to Decisyon, Mr. Rose served as Senior Vice President of Dell.com at Dell Inc., where he ran a multi-billion dollar B2B business unit. Prior to Dell, Mr. Rose served as Chief Information Officer of Priceline.com for eleven years during which time the company successfully made the transition from a pre-IPO startup to a multi-billion dollar global travel company. Mr. Rose began his career at Delta Air Lines focusing on transaction systems. Mr. Rose holds a Bachelor of Science degree from Tulane University and the University of Aberdeen Scotland. Mr. Rose received a Master’s of Science in Information Technology from the Georgia Institute of Technology. Mr. Rose is a private pilot. Mr. Rose’s experience as CEO of a software company in the data analytics and collaborative decision making technology sector allows him to bring valuable insight and knowledge to the Board.

Michael Schumaecker, age 74, was appointed to the Board of Directors in June, 2017. Mr. Schumaecker, is a retired partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm which focuses on the aviation, technology, energy and natural resources, financial services, real estate and construction, and travel and hospitality sectors. Mr. Schumaecker was a member of the law firm’s Managing Board for over six years and the leader of the law firm’s Finance practice group for over 10 years, a group that included the firm’s Banking, Derivatives, Energy & Infrastructure Projects, Trade Finance and Transportation Finance practices. He has extensive experience in complex cross-border asset-based financings, trade finance, and infrastructure projects, particularly in the aviation and energy industries. Mr. Schumaecker has over 30 years of experience acting as counsel to airlines and lenders in both financial and commercial matters, including aircraft purchases and sales, operating and finance leases, pre-delivery payment financing, receivables financings, airport modernization projects, ticket clearance systems, fleet replacements, joint ventures, debt restructurings and insolvency proceedings. Mr. Schumaecker received a B.A. from Georgetown University and then served as an officer in the U.S. Army. After military service, he earned his J.D. (cum laude) from Brooklyn Law School where he was Editor-in-Chief of the Law Review. He then attended New York University School of Law where he received an LL.M. (corporate law).

Board of Directors and Committees

During the fiscal year ended October 31, 2018, the Board of Directors held five regularly scheduled meetings, and had no special meetings. From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal year 2018, the Board of Directors acted by unanimous written consent one time.

Seven of the eight members of the Company’s Board of Directors attended the meeting of the Board of Directors held in January 2018, as well as all scheduled meetings of the Board Committees on which they serve. Six of the eight members of the Company’s Board of Directors attended the meeting of the Board of Directors held in February 2018, as well as all scheduled meetings of the Board Committees on which they serve. All of the members of the Company’s Board of Directors attended the meeting of the Board of Directors held in April 2018, as well as all scheduled meetings of the Board Committees on which they serve. All of the members of the Company’s Board of Directors attended the meeting of the Board of Directors held in June 2018, as well as all scheduled meetings of the Board Committees on which they serve.  Seven of the eight members of the Company’s Board of Directors attended the meeting of the Board of Directors held in September 2018, as well as all scheduled meetings of the Board Committees on which they serve. All of the members of the Company’s Board of Directors attended the Company’s 2018 Annual Meeting of Shareholders held in April 2018.

Although the Company is not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined, after considering all the relevant facts and circumstances, that Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, Mr. Rose, Mr. Thomas, Mr. Cook and Mr. Schumaecker are each an independent director, as “independence” is defined by applicable NASDAQ listing standards.

The Board of Directors presently has standing Audit, Compensation, Technology Advisory, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the Directors review and approve all Director nominees presented to the Board of Directors. The Board has also determined that Mr. Gilbert and Mr. Barry are not independent under the applicable NASDAQ Rules for nominating committee independence.

Audit Committee

The Board of Directors has appointed an Audit Committee, consisting of the following members: Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, Mr. Schumaecker and Mr. Cook. Mr. Cook was appointed to the Audit Committee effective February 26, 2019.

The Audit Committee’s responsibilities include the following: approve the independent registered public accounting firm to be retained by the Company; meet with the Company’s independent registered public accounting firm several times annually to review the scope and the results of the annual audit; receive and consider the auditors’ comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the independent registered public accounting firm and its fee for services rendered to the Company and discusses with the independent registered public accounting firm any other audit-related matters that may arise during the year. The Members of the Audit Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Audit Committee Members meet the independence requirements of the NASDAQ listing standards.

The Audit Committee held five meetings during fiscal year 2018. The Board of Directors has adopted a Charter to set forth the Audit Committee’s responsibilities. The Audit Committee Charter is available on the Company’s website at www.passur.com/who-we-are-investors-committees.htm.

Report of the Audit Committee:

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accounting firm’s qualifications and independence, and the performance of our Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2018 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and other such matters as are required to be discussed with the independent registered public accounting firm pursuant to Public Company Accounting Oversight Board (“PCAOB”) Accounting Standard No. 1301: Communications with Audit Committees. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held five meetings during fiscal year 2018.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2018, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Respectfully submitted,

Paul L. Graziani, Audit Committee Chair
Kurt J. Ekert, Audit Committee Member
Richard L. Haver, Audit Committee Member
Robert M. Stafford, Audit Committee Member
Michael Schumaecker, Audit Committee Member

* Mr. Cook did not participate in these recommendations or sign this report because he was not a member of the Audit Committee during the fiscal year ended October 31, 2018.

Compensation Committee

Members: Mr. Ekert, Mr. Stafford, Mr. Rose, Mr. Schumaecker and Mr. Thomas.  Mr. Thomas was appointed to the Compensation Committee effective February 26, 2019.

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company’s executive officers and has authority to recommend awards of stock options, stock bonuses, and other equity-based compensation to executives, employees, and consultants under the Company’s 2009 Stock Incentive Plan (the “Plan”), as amended in fiscal years 2017, 2011 and 2010. The Compensation Committee also determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Members of the Compensation Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Compensation Committee Members meet the independence requirements of the applicable NASDAQ listing standards. The Compensation Committee did not hold any formal separate committee meetings during fiscal year 2018. However, during fiscal year 2018, informal discussions with one or more of the Compensation Committee members were held and any actions taken as a result of those discussions were subsequently approved by the Board of Directors. From time to time, the Compensation Committee also acts by unanimous consent and, during fiscal year 2018, the Compensation Committee did not act by unanimous consent. Mr. Ekert has been Chairman of the Compensation Committee since February 24, 2015.

The Company did not employ a compensation consultant during fiscal year 2018.

The Board of Directors has adopted a Charter to set forth the Compensations Committee’s responsibilities. The Compensation Committee Charter is available on the Company’s website at www.passur.com.

Executive Committee

Members: Mr. Gilbert, Mr. Graziani, Mr. Barry, and Mr. Ekert

The Executive Committee was established in October 1998. The Executive Committee’s primary function is to assist management in formulating the Company’s strategy and to perform such other duties as may be designated by the Board of Directors. The Executive Committee held four meetings during fiscal year 2018. Mr. Gilbert has been Chairman of the Executive Committee since February 24, 2015.

Technology Advisory Committee

Members: Mr. Rose, Mr. Barry, Mr. Graziani, and Mr. Haver

The Technology Advisory Committee was established in October 2010. The Committee’s primary function is to advise the Company on technology issues that may affect the Company in the future and develop strategies to address these issues. The Technology Advisory Committee reports to the Board of Directors periodically. The Technology Advisory Committee held two meetings during fiscal year 2018. Mr. Rose has been Chairman of the Technology Advisory Committee since April 5, 2017.

Nominating Committee

The Board of Directors does not believe that a separate nominating committee is necessary to ensure proper evaluation of candidates, given the size of the Company. Currently, the Board of Directors performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as Directors of the Company. Although the Company is not listed on NASDAQ, Director nominees are evaluated by the Company’s Directors who meet the independence requirements of the NASDAQ listing standards. In selecting nominees for the Board of Directors, the Company seeks to identify individuals who have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective Directors to the Company’s governance, and who are willing to serve as Directors of a public company. The Board of Directors has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other Board members or candidates using the criteria identified above.

The Company does not have a specific policy on shareholder-recommended director candidates. The Board of Directors believes it is appropriate for the Company not to have such a policy because it prefers to identify and evaluate potential candidates on a case-by-case basis. However, the Board of Directors will consider director nominations made by shareholders. The Board of Directors’ process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director nominee recommendations for the 2020 Annual Meeting of Shareholders should submit such nominee recommendations via registered, certified, or express mail to the Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, by November 22, 2019. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8(e): (1) evidence in accordance with Rule 14a-8(e) of compliance with the shareholder eligibility requirements; (2) the written consent of the candidate(s) for nomination as a director; (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, Directors, and employees regarding their obligations in the conduct of Company affairs. The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.passur.com.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. The Company’s general policy is to forward, and not intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons. The Board of Directors believes that having a separate Chairman allows the Chief Executive Officer, Mr. Barry, to focus on the day-to-day management of the Company while enabling the Board of Directors to maintain an independent perspective on the activities of the Company and executive management.

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board of Directors, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes. The Board of Directors’ role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operations, financial, legal, regulatory, strategic, and reputational risks. The full Board receives these reports to enable it to understand the Company’s risk identification, risk management, and risk mitigation strategies. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board of Directors receives regular reports from the Audit Committee regarding its areas of focus.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee is an officer or employee of the Company or its subsidiary. During fiscal year 2018, none of the Company’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a Director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange Act of 1934, as amended, exists between the Company’s Board of Directors or Compensation Committee, and the board of directors or compensation committee of any other company.

Executive Officers

The Company’s named executive officers are Mr. Gilbert, Mr. Barry, Mr. Petrucelly and Mr. Campbell. For information with respect to Mr. Gilbert and Mr. Barry, who are also Directors, see “Election of Directors – Information Concerning Directors and Nominees.”

Louis J. Petrucelly, age 44, joined the Company as Senior Vice President, Chief Financial Officer, Treasurer and Secretary in October 2016. Mr. Petrucelly has more than 15 years of experience in multi-dimensional corporate finance, operations, and accounting. Previously, Mr. Petrucelly spent almost 10 years at FalconStor Software, Inc., a leading software-defined storage data services company, serving most recently as Executive Vice President, Chief Financial Officer, and Treasurer since August 2012. Mr. Petrucelly joined FalconStor Software, Inc. in March 2007 and held several senior financial positions. Prior to FalconStor Software, Inc., Mr. Petrucelly spent time in senior financial positions at both Granite Broadcasting Corporation and PASSUR Aerospace, Inc. He began his career with Ernst & Young, LLP. Mr. Petrucelly received his B.S. from the C.W. Post Campus of Long Island University.

Timothy P. Campbell, age 56, was named Chief Operating Officer in October 2017. Before joining PASSUR, Mr. Campbell was most recently Senior Vice President, Air Operations for American Airlines Group. Mr. Campbell led the effort to combine American’s Integrated Operations Control (IOC) and US Airways Operations Control Center (OCC). The integration work also included flight and inflight teams, crew resources, operations planning and performance engineering functions. Over his 30 years in the aviation industry, Mr. Campbell has acquired a diverse set of skills and experience, both in the airline and aerospace manufacturing spaces. Before joining American, he was Founder and President of Mountain Vista Consulting, LLC. Prior to founding the company, Mr. Campbell was president of Compass Airlines, a wholly-owned regional airline for Northwest Airlines and later Delta Air Lines.

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company’s named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

Base Salary – Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

Annual Bonus Awards – The Company does not have a formal bonus program for its named executive officers. Bonus awards for named executives are determined by the Compensation Committee on a case-by-case basis and based on Company performance.

Stock Option Awards – The Compensation Committee strongly believes that by providing named executive officers an opportunity to own shares of the Company’s Common Stock, the best interests of shareholders and executives will be closely aligned. The number of outstanding stock options held by our named executive officers as of October 31, 2018, is disclosed in the “Outstanding Equity Awards at Fiscal Year-End 2018” table.

Benefits – Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical, dental, vision, group life, disability, and accidental death and dismemberment insurance. The Chief Executive Officer is provided with a vehicle for business and personal use.

Analysis of Fiscal Year 2018 Compensation Decisions

The Compensation Committee determines eligibility for annual salary increases and bonus awards for the Company’s named executives, which are not determined pursuant to a specific formula but are based upon its evaluation of overall performance, compensation levels provided to other Company executives, and years of service with the Company. For fiscal years 2018 and 2017, Mr. Barry, the Company’s Chief Executive Officer, was paid an annual rate of $325,000.

The following table sets forth the compensation of the Company’s Chief Executive Officer and the other named executive officers for fiscal years 2018 and 2017.

Name and principal position	Fiscal Year	Salary	Bonus	Stock awards	Stock option awards (1)	Non-equity incentive plan compensation (2)	Change in pension value and nonqualified deferred compensation earnings	All other compensation (3)	Total
G.S. Beckwith Gilbert	2018	$325,000	-	-	-	-	-	-	$325,000
Executive Chairman	2017	$325,000	-	-	-	-	-	-	$325,000

James T. Barry	2018	$325,000	-	-	-	-	-	$7,500	$332,500
President and Chief	2017	$325,000	-	-	-	-	-	$8,400	$333,400
Executive Officer
(Principal Executive
Officer)

Louis J. Petrucelly	2018	$260,000	-	-	-	-	-	-	$260,000
Senior Vice President,	2017	$260,000	-	-	$-	-	-	-	$260,000
Chief Financial
Officer, Treasurer and
Secretary
(Principal Financial
Officer)

Timothy P. Campbell	2018	$325,000	-	-	$-	-	-	-	$325,000
Chief Operating Officer	2017	$45,500	-	-	$248,637	-	-	-	$294,137

(1)
Represents the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named executive officer. In fiscal year 2017, Mr. Campbell was awarded stock options to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $2.85 per share, and a grant date fair value of $248,637. The amount of this stock option award was granted to Mr. Campbell based upon an overall compensation package upon Mr. Campbell’s employment with the Company in August 2017. See “Stock-Based Compensation” in Note 1 to the consolidated financial statements in the Company’s Form 10-K for the fiscal year ended October 31, 2017, for assumptions made in calculating these amounts.

(2)	Represents cash awards.

(3)	Represents the personal use portion of a Company vehicle.

FISCAL YEAR 2018 GRANTS OF PLAN-BASED AWARDS

There were no plan-based awards to any named executive officers during fiscal year 2018. The Company does not have an employment agreement with any named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018

Name	Number of Securities underlying unexercised stock options - exercisable	Number of securities underlying unexercised stock options - unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned stock options (#)	Stock option exercise price ($)	Stock option grant date	Stock option expiration date

Louis J. Petrucelly	40,000	60,000	-	$3.60	10/17/2016	10/16/2026
Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

Timothy P. Campbell	20,000	80,000	-	$2.85	8/16/2017	8/15/2027
Chief Operating Officer

(1)
All stock options held by named executive officers above are exercisable ratably over a five-year period following the applicable grant date. Stock options expire after the tenth anniversary of the grant date. No unvested stock awards or other equity incentive plan awards (other than stock options) for named executive officers were outstanding at the end of fiscal year 2018. Mr. Gilbert and Mr. Barry do not have any stock option grants outstanding at the end of fiscal year 2018.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any defined benefit pension plans or nonqualified deferred compensation plans for its named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All named executive officers of the Company are employed on an at-will basis. There are no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination or change in the named executive officer’s responsibilities, except as described below.

The Company has entered into a change of control agreement with Mr. Petrucelly that entitles him to twelve months’ base salary in the event that within twelve months following a change of control, his employment is terminated by the Company other than for “cause” or by Mr. Petrucelly for “good reason” (in each case, as defined in the agreement). Under the terms of Mr. Petrucelly’s change in control agreement with the Company, the following events constitute a change in control: (1) any person becomes the beneficial owner of the Company’s securities representing 50% or more of the total voting power represented by the Company’s outstanding voting securities pursuant to a transaction that the Board does not approve; (2) any merger or consolidation of the Company, other than a merger or consolidation resulting in the Company’s voting securities outstanding immediately prior to such transaction continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity, as the case may be, outstanding immediately after such transaction; or (3) a change in the composition of the Board resulting in less than a majority of the directors being Incumbent Directors.  “Incumbent Directors” are defined as directors who either (A) are directors of the Company as of the date of the change of control agreement or (B) are elected or nominated for election to the Board with the affirmative votes of at least a majority of Incumbent Directors, or by a committee of the Board made up of at least a majority of the Incumbent Directors (but excluding an individuals whose election of nomination is in connection with an actual or threatened proxy contest).

Certain executive officers of the Company have been granted stock option awards under the Company’s 2009 Stock Incentive Plan, as described above. The stock options granted to the Company’s executive officers under the Company’s Stock Incentive Plan vest upon a change of control event.

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $500 for each Board of Directors and committee meetings attended in person, except for Mr. Gilbert, who receives an annual salary as Executive Chairman of the Board of Directors in lieu of receiving meeting fees. Mr. Barry, who is an employee of the Company, receives no additional compensation for his service as a director of the Company. Directors are reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees.

Mr. Gilbert receives an annual salary as Executive Chairman of the Board of Directors in lieu of the meeting fees received by the other non-employee Directors due to his contributions to the Company, including assistance with respect to the Company’s growth opportunities and customer relationships, as well as his services as Chairman. For fiscal years 2018 and 2017, Mr. Gilbert’s annual salary as Chairman was $325,000.

Mr. Graziani was awarded stock options to purchase 30,000 shares of the Company’s Common Stock to compensate him for his service on the Board of Directors on April 16, 2002. On September 12, 2005, Mr. Graziani was awarded stock options to purchase 25,000 shares of the Company’s Common Stock to compensate him for his service on the Executive Committee. On April 13, 2006, to compensate Mr. Graziani for his services as Chairman of the Audit Committee, Mr. Graziani was awarded stock options to purchase an additional 25,000 shares of the Company’s Common Stock. All of the aforementioned stock options vested ratably over a three-year period and were exercised during fiscal year 2010.

Mr. Ekert was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on September 14, 2009. The 30,000 stock option award was granted to Mr. Ekert pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Ekert for his services as Chairman of the Compensation Committee, Mr. Ekert was awarded stock options to purchase an additional 30,000 shares of the Company’s Common Stock. Of the aforementioned stock options, 36,000 stock options were vested and 24,000 stock options were unvested as of October 31, 2018.

Mr. Haver was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on October 8, 2010. The 30,000 stock option award was granted to Mr. Haver pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. The aforementioned stock options are fully vested and outstanding.

Mr. Stafford was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on June 12, 2013. The 30,000-stock option award was granted to Mr. Stafford pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors.  The aforementioned stock options are fully vested and outstanding.

Mr. Rose was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on December 17, 2014. The 30,000 stock option award was granted to Mr. Rose pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Rose for his services as Chairman of the Technology Committee, Mr. Rose was awarded stock options to purchase an additional 30,000 shares of the Company’s Common Stock. Of the aforementioned stock options, 24,000 stock options were vested and 36,000 stock options were unvested as of October 31, 2018.

Mr. Schumaecker was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 21, 2017. The 30,000 stock option award was granted to Mr. Schumaecker pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. Of the aforementioned stock options, 6,000 stock options were vested and 24,000 stock options were unvested as of October 31, 2018.

Mr. Thomas, as Vice Chairman of the Board of Directors, receives an annual fee of $100,000, in addition to meeting fees received, for providing global customer engagement advice and support to the Company. Mr. Thomas was awarded stock options to purchase 30,000 and 50,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on November 26, 2018. The 30,000 stock option award was granted to Mr. Thomas pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. The 50,000 stock option award was granted to Mr. Thomas for his service as Vice-Chairman of the Company. All of the aforementioned 30,000 and 50,000 stock options were awarded after October 31, 2018.

Mr. Cook was awarded stock options to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on November 26, 2018. The 30,000 stock option award was granted to Mr. Cook pursuant to the Company’s practice of granting stock options to a new Director upon joining the Board of Directors. All of the aforementioned 30,000 stock options were awarded after October 31, 2018.

FISCAL YEAR 2018 DIRECTORS’ COMPENSATION

Name	Compensation	Stock Awards	Stock option awards	Total

G.S. Beckwith Gilbert	$325,000	$-	$-	$325,000
Paul L. Graziani	$-	$-	$-	$-
Kurt J. Ekert	$1,000	$-	$-	$1,000
Richard L. Haver	$1,000	$-	$-	$1,000
Robert M. Stafford	$500	$-	$-	$500
Ronald V. Rose	$500	$-	$-	$500
Michael P. Schumaecker	$1,000	$-	$-	$1,000
John F. Thomas (1)	$-	$-	$-	$-
Brian G. Cook (1)	$-	$-	$-	$-

(1)
Mr. Thomas and Mr. Cook were both appointed to the Board of Directors on November 26, 2018. Mr. Thomas was awarded 80,000 stock options and Mr. Cook was awarded 30,000 stock options in fiscal year 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, executive officers, and 10% shareholders to file reports of ownership and reports of change in ownership of the Company’s Common Stock and other equity securities with the Securities and Exchange Commission. Directors, executive officers, and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished, the Company believes that during the fiscal year ended October 31, 2018, the Company’s Directors, executive officers, and 10% shareholders filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.
Security Ownership of Management

The following table sets forth the number of shares of the Company’s Common Stock, $0.01 par value, beneficially owned by each Director of the Company, each nominee for Director of the Company, each named executive officer of the Company, and all Directors, nominees, and named executive officers of the Company, as a group, as of February 26, 2019. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1) (2)

G.S. Beckwith Gilbert	4,092,563	(3)	53.2
Paul L. Graziani	110,000		1.4
Kurt J. Ekert	42,000	(4)	*
Richard L. Haver	30,000	(5)	*
Robert M. Stafford	394,900	(6)	5.1
Ronald V. Rose	118,950	(7)	1.5
Michael P. Schumaecker	6,000	(8)	*
James T. Barry	273,136		3.5
Louis J. Petrucelly	40,000	(9)	*
Timothy P. Campbell	20,000	(10)	*
John F. Thomas (11)	-		-
Brian G. Cook (11)	-		-
Directors and officers as a group	5,127,549		64.7

(1)
For the purposes of this table, “percent of class” held by each person has been calculated based on a total class equal to the sum of (i) 7,696,091 shares of Common Stock issued and outstanding on February 26, 2019, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 26, 2019, held by that person.

(2)	* Represents less than 1% of class.

(3)	Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(4)	Includes 42,000 stock options that are exercisable out of an aggregate 60,000 granted to Mr. Ekert.

(5)	Includes 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Haver.

(6)
Includes (i) 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

(7)	Includes 42,000 stock options that are exercisable out of an aggregate 60,000 granted to Mr. Rose.

(8)	Includes 6,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Schumaecker

(9)	Includes 40,000 stock options that are exercisable out of an aggregate 100,000 granted to Mr. Petrucelly.

(10)	Includes 20,000 stock options that are exercisable out of an aggregate 100,000 granted to Mr. Campbell.

(11)	Mr. Thomas and Mr. Cook were appointed to the Board of Directors on November 26, 2018.

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person’s filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of February 26, 2019. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

Title of class	Name and address of beneficial owners	Amount and nature of ownership		Percent of class (1)

Common Stock	G.S. Beckwith Gilbert One Landmark Square, Suite 1900 Stamford, CT 06901	4,092,563	(2)	53.2

Common Stock	Robert M. Stafford One Landmark Square, Suite 1900 Stamford, CT 06901	394,900	(3)	5.1

(1)
For the purposes of this table, “Percent of Class” held by each person has been calculated based on a total class equal to the sum of (i) 7,696,091 shares of Common Stock issued and outstanding on February 26, 2019, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 26, 2019, held by that person.

(2)	Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(3)
Includes (i) 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

Advisory Vote on Executive Compensation and on the Frequency of the Advisory Vote on Executive Compensation

At our 2016 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as “say-on-pay.”  Over 99% of the shares voted at our 2016 Annual Meeting of shareholders approved our say-on-pay proposal.  As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices for 2018.

At our 2013 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on whether to hold a say-on-pay vote every one, two, or three years, which is commonly referred to as “say-on-frequency.” Over 94% of the shares voted at our 2013 Annual Meeting of shareholders approved voting on a three-year basis. Based on the outcome of that vote, the Company has determined to present a say-on-pay vote in its proxy for the 2019 Annual Meeting of shareholders. Pursuant to Rule 14a-21(b), promulgated under the Securities Exchange Act of 1934, as amended, the Company will present its next say-on-frequency vote in its proxy for the 2022 Annual Meeting of shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into a loan agreement with G.S. Beckwith Gilbert, the Company’s Chairman and significant stockholder. During fiscal year 2018, the Company paid interest to G.S. Beckwith Gilbert, the Company’s significant shareholder and Chairman, of $336,000, representing the entire fiscal year 2018 interest due, thereby meeting the payment requirements of the loan agreement. During fiscal year 2018, Mr. Gilbert loaned the Company an additional $2,250,000 to primarily fund the Company’s near-term investment strategy to enhance the Company’s technology platform, in the form of software development personnel, third-party contractors, and PASSUR Network infrastructure support. As of October 31, 2018, the loan balance totaled $6,050,000. Subsequent to October 31, 2018, Mr. Gilbert loaned the Company an additional $910,000. As of February 28, 2019, the principal amount of the loan outstanding to Mr. Gilbert was $6,960,000. Subsequent to October 31, 2018, the Company paid all interest incurred on the note payable through January 31, 2019 in the amount of $168,000.

During fiscal year 2017, the Company paid to Mr. Gilbert interest of $171,000, representing the entire fiscal year 2017 interest due under the loan agreement, thereby meeting the payment requirements of the loan agreement. During fiscal year 2017, Mr. Gilbert loaned the Company an additional $1,100,000 to primarily fund the Company’s near-term investment strategy to enhance the Company’s technology platform, in the form of software development personnel, third-party contractors, and PASSUR Network infrastructure support. As of October 31, 2017, the loan balance totaled $3,800,000.

On January 28, 2019, the Company entered into a Fifth Debt Extension Agreement with Mr. Gilbert, effective January 28, 2019, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of the existing debt agreement with Mr. Gilbert (the “Existing Gilbert Note”). The maturity date of the Existing Gilbert Note was due on November 1, 2019, and the total amount of principal and first quarter of fiscal year 2019 interest due and owing as of January 28, 2019, was $7,122,000. Pursuant to the Fifth Debt Extension Agreement, the Company issued a new note to Mr. Gilbert in the principal amount of $6,960,000 (the “Fifth Replacement Note”) in exchange for the Existing Gilbert Note and the Company agreed to pay the first quarter of fiscal year 2019 accrued interest under the Existing Gilbert Note as of January 28, 2019, in an amount equal to $162,000, at the time and on the terms set forth in the Existing Gilbert Note. Under the terms of the Fifth Replacement Note, the maturity date was extended to November 1, 2020, and the annual interest rate remained at 9 3/4%. Interest payments under the Fifth Replacement Note shall be made annually on October 31st of each year. The note payable is secured by the Company’s assets.

The Company has received a commitment from G.S. Beckwith Gilbert, dated January 29, 2019, that if the Company, at any time, is unable to meet its obligations through January 29, 2020, G.S. Beckwith Gilbert will provide the necessary continuing financial support to the Company in order for the Company to meet such obligations. Such commitment for financial support may be in the form of additional advances or loans to the Company, in addition to the deferral of principal and/or interest payments due on the existing loans, if deemed necessary. The note payable is secured by the Company’s assets.

II. ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our shareholders an opportunity to indicate whether they support our named executive officer compensation as described in this proxy statement. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow our shareholders to view the trends in our compensation program and the application of our compensation philosophies for the years presented.

The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain, and reward our executives for achieving our objectives and goals.

Accordingly, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:
“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the related compensation tables, footnotes, and narrative disclosures.”

Although this vote is advisory and not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

III. APPROVAL OF THE COMPANY’S 2019 STOCK INCENTIVE PLAN

We are asking you to approve the PASSUR Aerospace, Inc., 2019 Stock Incentive Plan (the “Plan”), which the Board, subject to shareholder approval and upon the recommendation of the Compensation Committee, unanimously adopted on February 26, 2019, and ratified by the Compensation Committee on February 28, 2019, to replace the Company’s 2009 Stock Incentive Plan, as amended (the “2009 Plan”), which expired on February 24, 2019. The Plan became effective upon the date of its adoption by the Board, subject to shareholder approval within twelve months of the date of such adoption.

The Plan authorizes the issuance of an aggregate of 5,000,000 shares of Common Stock to directors, employees, and consultants of the Company and its related companies pursuant to awards under the Plan. There were 1,265,500 unused shares of Common Stock (i.e., shares that were not subject to outstanding awards) available under the 2009 Plan at the time of its expiration. Therefore, the new Plan will only authorize the issuance of an additional 3,734,500 shares of Common Stock, when compared to the number of shares that were available immediately prior to the expiration of the 2009 Plan.

The Board believes that the Plan is necessary for the Company to attract and retain highly competent individuals upon whose judgment, initiative and leadership the future success of the Company will, in a large measure, depend. The Plan reflects the Company’s view that in today’s employment environment it is critical to have the flexibility to offer attractive, equity-based compensation packages in order to recruit and retain qualified directors, employees, and consultants.

SUMMARY OF THE PLAN

Below is a summary of the principal features of the Plan. The following summary is qualified in its entirety by the specific language of the Plan, a copy of which is attached hereto as Appendix A to this Proxy Statement.

ADMINISTRATION. The Plan will be administered by the Compensation Committee or such other committee of directors as the Board may designate from time to time (for the purposes of this discussion, the “Committee”), except with respect to awards made to non-employee directors of the Company (“Outside Directors”). The Plan will be administered by the full Board with respect to awards to Outside Directors. (References in this proposal to the Committee in the context of awards to Outside Directors shall be deemed to be to the Board). The Committee will have full power and authority to grant awards under the Plan and to interpret and administer the Plan.

ELIGIBILITY & TYPES OF AWARDS. Approximately 70 directors, employees, and consultants of the Company and its related companies are eligible to receive awards under the Plan. Awards granted under the Plan may be made in the form of: stock options, including incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, deferred stock, and bonus stock. ISOs may only be granted to employees of the Company or any of its parent or subsidiary corporations.

AGGREGATE SHARE LIMITATION. The total number of shares of Common Stock which may be issued pursuant to the Plan is 5,000,000 (such number, as well as the individual share limitations below, are subject to adjustment in the event of stock splits, stock dividends and similar recapitalization events specified in the Plan), all of which may be issued pursuant to ISOs. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of an SAR for cash or the payment of any other award in cash shall not count against this limit. To the extent a stock option or SAR terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares are forfeited, such shares subject shall again be available for issuance in connection with future awards under the Plan. At the close of trading on February 26, 2019, the closing price of a share of the Company’s Common Stock was $1.55.

INDIVIDUAL SHARE LIMITATIONS. No employee may be granted stock options or SARs under the Plan with respect to more than 500,000 shares of Common Stock in any fiscal year. No employee may be granted performance awards (described below) under the Plan (other than stock options or SARs) with respect to more than 500,000 shares of Common Stock in any fiscal year. The aggregate fair market value of Common Stock (determined as of the date of grant) with respect to which ISOs granted under the Plan and all other option plans of the Company and its related companies that become exercisable for the first time by the employee during any calendar year shall not exceed $100,000.

STOCK OPTIONS. Stock options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine. The exercise price per share of Common Stock shall be determined by the Committee, but may not be less than the fair market value of the Common Stock on the date of grant unless such stock option complies with the requirements of Section 409A of the Code and only with respect to a NQSO. Unless determined by the Committee, the term of each stock option shall be ten years from the date of grant, except that no ISOs granted to an employee owning more than 10% of the total combined voting power of the Company and its related companies shall be exercisable more than five years after the date of grant. Stock options shall be exercisable at such time or times and subject to such terms as shall be determined by the Committee. Unless determined otherwise by the Committee, all options shall fully vest on the fifth anniversary of the grant. In the event of an employee’s termination of employment or other service with the Company, any outstanding options, to the extent then vested, must be exercised upon termination within 30 days of the termination date, unless otherwise provided by the Committee. In no event can the Committee (A) lower the exercise price per share purchasable under a stock option after the grant of such stock option, (B) when the exercise price per share purchasable under a stock option exceeds the fair market value of a share of Common Stock, cancel such stock option in exchange for another award (other than in connection with substitute awards) or offer to purchase such stock option for a payment, in cash, in substitution for or upon cancellation of such stock option or (C) take any other action with respect to a stock option that may be treated as a repricing pursuant to applicable NASDAQ rules, without shareholder approval.

STOCK APPRECIATION RIGHTS. A SAR shall entitle the holder thereof to receive payment of an amount, in cash, shares of Common Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Common Stock as to which the award is granted on the date of exercise over an amount, which may not be less than the fair market value of the Common Stock on the date of the award, specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine.

RESTRICTED STOCK. The Committee may award restricted shares of Common Stock under the Plan to eligible persons, in such form and on such terms and conditions as the Committee may determine. Each restricted stock award shall specify the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient and the date or dates on which, or the conditions upon the satisfaction of which, the restricted stock will vest. The grant and/or the vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company or a related company, upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine. Except as may be permitted by the Committee, no share of restricted stock may be sold, transferred, assigned, pledged or otherwise encumbered by the recipient until such share has vested in accordance with the terms of the restricted stock award. The Committee may provide that a recipient shall have the right to vote or receive dividends on restricted stock. Except as may be provided by the Committee, in the event of a recipient’s termination of employment or other service before all of his or her restricted stock has vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested shall be forfeited.

DEFERRED STOCK. The Committee may award deferred stock under the Plan to eligible persons, in such form and on such terms and conditions as the Committee may determine. Each deferred stock award shall specify the number of shares of Common Stock subject to the award and the duration of the period during which, and the conditions under which, receipt of the Common Stock will be deferred. The Committee may condition the grant or vesting of deferred stock, or receipt of Common Stock or cash at the end of the deferral period, upon the attainment of specified performance objectives or such other criteria as the Committee may determine. Except as may be provided by the Committee, deferred stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the deferral period. At the expiration of the deferral period, the recipient shall receive certificates for the number of shares of Common Stock equal to the number of shares covered by the deferred stock award, cash equal to the fair market value of such Stock, or a combination of shares and cash, as the Committee may determine. In the event of a recipient’s termination of employment or other service before the deferred stock has vested, his or her deferred stock shall be forfeited.

BONUS STOCK. The Committee may award bonus stock under the Plan to eligible persons, subject to such terms and conditions as the Committee shall determine. No person who is the beneficial owner of 5% or more of the outstanding shares of Common Stock shall be entitled to receive such an award. The grant of bonus stock may be conditioned upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine and shall be satisfied by the delivery of the designated number of shares of Common Stock which are not subject to restriction.

PERFORMANCE AWARDS. The Committee may designate awards as performance awards. The grant or vesting of a performance award shall be subject to the achievement of performance objectives established by the Committee based on one or more of the following criteria: sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

CHANGE OF CONTROL. In the event of a Change of Control of the Company (as defined in the Plan), to the extent provided in an agreement between the holder and the Company or its related companies or otherwise determined by the Committee, without any requirement that each holder be treated consistently, (i) outstanding options and SARs may become fully exercisable and vested; (ii) the restrictions and deferral limitations applicable to any outstanding restricted stock and deferred stock awards may lapse and such shares and awards may be deemed fully vested; and (iii) the Committee may, in its discretion, cancel any outstanding awards and pay the holders, in cash, the value of such awards based on the highest price per share of Common Stock received or to be received by shareholders of the Company in connection with the Change in Control.

AMENDMENT AND TERMINATION. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent. Amendments may be made without shareholder approval except as required to satisfy applicable law or exchange requirements, including Section 422 of the Code.

EXPIRATION DATE.  Unless earlier terminated, the Plan will expire on February 25, 2029.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

Federal Income Tax Consequences of Awards.
The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonqualified Stock Options.
An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the Plan.  On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of us or any subsidiary, that income will be subject to the withholding of Federal income tax.  The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.
If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash.  If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered.  The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.
We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Incentive Stock Options.
Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO.  In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.
If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.
An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares.  This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share.  If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.  In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period.  However, if there is a Disqualifying Disposition of a Share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Stock Awards.
Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares.  If, however, the Shares are not vested when they are received under the Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested.  Upon the disposition of any Shares received as a Share Award under the Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.
We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Stock Appreciation Rights.
We may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the Plan.  Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.
With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.  If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights.  If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.
In general, there will be no Federal income tax deduction allowed to us upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights.  Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, we generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.
Dividend Equivalents.
Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received.  We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.
Section 162 Limitations.
Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1 million per year per person to certain of its executive officers. Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act, this limitation will apply to the Company’s Chief Executive Officer, Chief Financial Officer, the Company’s other named executive officers, and anyone who was a covered person after December 31, 2016.
Section 409A of the Code
The Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.
The information set forth above is a summary only and does not purport to be complete.  In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.  Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.
NEW PLAN BENEFITS

Because awards to be granted in the future under the Plan are at the discretion of the Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Plan by our officers or other employees.

Approval of the Company’s 2019 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote. Abstentions and non-broker votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the approval of the 2019 Stock Incentive Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 STOCK INCENTIVE PLAN.

V. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S APPOINTMENT

The Audit Committee has appointed BDO USA, LLP, to audit the Company’s consolidated financial statements for the fiscal year ending October 31, 2019, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO USA, LLP, will attend the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public-accounting firm. Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

Audit and Audit Related Fees

The aggregate fees billed to the Company for the fiscal years ended October 31, 2018, and 2017, respectively, by the Company’s independent registered public-accountants, BDO USA, LLP, are as follows:

	2018	2017

Audit fees	$242,101	$219,526
Audit related fees	$-	$-
Tax fees	$31,645	$36,195
All other fees	$-	$-
Total	$273,746	$255,721

Audit Fees:
Fees billed to the Company by BDO USA, LLP, relate to the services rendered for (i) the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K and (ii) the review of the Company’s quarterly financial statements set forth in the Company’s Quarterly Report on Form 10-Q for fiscal years ended October 31, 2018, and 2017, respectively. In addition, fees billed related to the review of the Company’s S-8 filings during both 2018 and 2017 are also included.

Audit Related Fees:
There were no audit related fees billed to the Company by BDO USA, LLP, during fiscal years 2018 and 2017.

Tax Fees:
Tax fees billed to the Company for fiscal years 2018 and 2017 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining BDO USA, LLP’s independence.

All Other Fees:
There were no other fees paid to BDO USA, LLP in fiscal years 2018 and 2017.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO USA, LLP, as described above were approved by the Company’s Audit Committee.
Abstentions and non-broker votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” ratification of BDO USA, LLP, as the Company’s independent registered public accountants. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BDO USA, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.
PROPOSALS OF SHAREHOLDERS

Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our fiscal year 2019 proxy statement and to be acted upon at our 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), must be received by us at our executive offices at One Landmark Square, Suite 1900, Stamford, Connecticut 06901, Attention: Corporate Secretary, on or prior to November 22, 2019.

Rule 14a-4 of the Securities Exchange Act of 1934, as amended, governs our use of discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our Annual Meeting of shareholders to be held in 2020, if we are not provided notice of a shareholder proposal prior to February 6, 2020, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The fiscal year 2018 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), including the financial statements for the fiscal year ended October 31, 2018, is being mailed with this proxy statement to those shareholders who also received a copy of the proxy materials in the mail. The Notice of Annual Meeting of Shareholders, this proxy statement, and our fiscal year 2018 Annual Report on Form 10-K and the exhibits filed with it, are also available at our website at http://www.passur.com/who-we-are-investors-sec-filings.htm. Upon request by any shareholder to our Corporate Secretary at the address listed above, we will furnish a copy of our fiscal year 2018 Annual Report on Form 10-K without charge, and copies of any or all exhibits to the fiscal year 2018 Annual Report on Form 10-K for a charge of $50.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request by mail to Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, or by calling (203) 622-4086. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

APPENDIX A
PASSUR AEROSPACE, INC.
2019 STOCK INCENTIVE PLAN

Section 1.
PURPOSES
The purposes of the PASSUR Aerospace, Inc. 2019 Stock Incentive Plan (the “Plan”) are to enable PASSUR Aerospace, Inc., a New York corporation (the “Company”) and its Related Companies (as defined below) to attract, retain, and reward directors, employees and consultants of the Company and its Related Companies (“Eligible Persons”) and strengthen the existing mutuality of interests between such persons and the Company’s shareholders by offering such persons equity interests in the Company.  For purposes of the Plan, a “Related Company” means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 50.1% beneficial ownership interest.
Section 2.
TYPES OF AWARDS
2.1	Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; and/or (v) Bonus Stock (collectively, “Awards”).
2.2
An Eligible Person may be granted one or more types of Awards, which may be independent or granted in tandem.  If two Awards are granted in tandem to an Eligible Person, the Eligible Person may exercise (or otherwise receive the benefit of) one Award only to the extent he or she relinquishes the tandem Award.

Section 3.
ADMINISTRATION
3.1
The Plan shall be administered by the Company’s Board of Directors (the “Board”) or such committee of directors as the Board shall designate (the “Committee”), which shall consist of not less than two directors each of whom is a non-employee director, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor rule.  The members of the Committee shall serve at the pleasure of the Board.

3.2
The Committee shall have full authority and power, except with respect to Awards to Outside Directors (as defined below), to grant Awards, to interpret the Plan and to make such rules and regulations and establish such practices and procedures as it deems appropriate for the administration of the Plan.  In particular, and without limiting its authority and powers, except with respect to Awards to Outside Directors, the Committee shall have the authority and power, subject to the Plan and applicable law and exchange requirements, to determine:

(a)	whether and to what extent any Award or combination of Awards will be granted hereunder, including whether any Awards will be granted in tandem with each other;
(b)	the Eligible Persons to whom Awards will be granted;
(c)	the number of shares of the common stock of the Company (the “Stock”) to be covered by each Award granted hereunder subject to the limitations contained herein;
(d)	the terms and conditions of any Award granted hereunder, including, but not limited to, any vesting or other restrictions based solely on such performance objectives (the “Performance Objectives”);
(e)	the treatment of Awards upon an Eligible Person’s retirement, disability, death, termination for cause or other termination of employment or other service;
(f)
the fair market value of the Stock on a given date pursuant to a formula or otherwise; provided, however, that if the Committee fails to make a determination, fair market value of the Stock on a given date shall be the closing sale price on a given date, or if no such sale of Stock occurs on such date, the next preceding date on which a sale occurred;

(g)
that an amount of any dividends declared with respect to the number of shares covered by an Award (i) will be paid to the grantee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the grantee, or that the grantee has no rights with respect to such dividends;

(h)
whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award will be deferred either automatically or at the election of a grantee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

(i)	whether to amend the terms of any Award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the Award holder without his or her written consent; and
(j)
whether to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices, and the terms and conditions of such new Stock Options.

Notwithstanding the foregoing, the Committee shall not be permitted to (A) lower the exercise price per share purchasable under an Stock Option after such Stock Option is granted, (B) cancel a Stock Option when the exercise price per Stock share exceeds the fair market value of a share of Stock in exchange for another Award (other than in connection with  substitute Awards), (C) offer to purchase a Stock Option, at any time when the exercise price per share of Stock exceeds the Fair Market Value of a share of Stock, for a payment in cash in substitution for or upon cancellation of such Stock Option previously granted, or (D) take any other action with respect to a Stock Option that may be treated as a repricing pursuant to the applicable rules of NASDAQ, without approval of the Company's shareholders.
3.3
The Committee shall have the right to designate Awards as “Performance Awards.”.  The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies; sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.  The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 150 days after the beginning of such year.  The Committee’s determination as to the achievement of Performance Objectives relating to a Performance Objective shall be made in writing.  The Committee shall have discretion to modify the Performance Objective or vesting conditions of a Performance Award.

3.4
The Committee, in its sole discretion, may delegate the Committee’s authority and duties under the Plan to the Chief Executive Officer of the Company, or to any other employee or committee of employees of the Company, in either case to the extent permitted under applicable law, under such conditions and limitations as the Board or the Committee, as applicable, may from time to time establish, except that only the Committee may make any determinations regarding Awards to Eligible Individuals who are subject to Section 16 of the Exchange Act or which by law may not be delegated.

3.5
All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, unless and except to the extent that, in the case of determinations by the Committee, the Board shall have previously directed that all or specified types of determinations of the Committee shall be subject to approval by the Board.

3.6
Notwithstanding the foregoing and anything else in the Plan to the contrary, the Board shall have sole authority and power to grant Awards under the Plan to any Director of the Company who is not also an employee of the Company or a Related Company (an “Outside Director”).  With respect to Awards to Outside Directors, (i) the Board shall have sole authority and power to make all determinations contemplated by Section 3.2 above; to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan, and (ii) references herein to the “Committee” shall be deemed to be references to the “Board.”

3.7	Each Award granted under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award.

Section 4.
STOCK SUBJECT TO PLAN
4.1
The total number of shares which may be issued pursuant to Awards granted under the Plan shall be 5,000,000 shares of Stock (subject to adjustment as provided below), all of which may be issued pursuant to Incentive Stock Options (as defined below).  Such shares may consist of authorized but unissued shares or treasury shares.  The exercise of a Stock Appreciation Right for cash or the payment of any other Award in cash shall not count against this share limit.

4.2
To the extent a Stock Option or Stock Appreciation Right terminates without having been exercised, or an Award terminates without the Award holder having received payment of the Award, or shares awarded are forfeited, the shares subject to such Award shall again be available for issuance in connection with future Awards under the Plan.

4.3
No employee shall be granted Stock Options or Stock Appreciation Rights with respect to more than 500,000 shares of Stock under the Plan in any fiscal year (subject to adjustments as provided in Section 4.4). No employee shall be granted Performance Awards (other than Stock Options or Stock Appreciation Rights) with respect to more than 500,000 shares of Stock under the Plan in any fiscal year (subject to adjustment as provided in Section 4.4).

4.4
In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Board in its sole discretion, shall be made in the aggregate and type number of shares reserved for issuance under the Plan, the number and type of shares with respect to which Stock Options or Stock Appreciation Rights may be granted to any individual in any fiscal year, the number and type of shares subject to outstanding Awards and the amounts to be paid by Award holders or the Company, as the case may be, with respect to outstanding Awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Award.

Section 5.
ELIGIBILITY
Each individual who is an Eligible Person may be granted Awards under the Plan.  Notwithstanding the foregoing, Incentive Stock Options may only be granted to employees of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code.

Section 6.
STOCK OPTIONS
6.1
The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options; provided, that Eligible Persons who are not employees of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code may only be granted Non-Qualified Stock Options.  To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.2	Subject to the following provisions, Stock Options awarded to Eligible Persons under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:
(a)
The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may not be less than the fair market value of the Stock on the date of the award of the Stock Option unless such Stock Option complies with the requirements of Section 409A of the Code and solely with respect to a Non-Qualified Stock Option.

(b)
Unless determined otherwise by the Committee or set forth in Section 6.3 below, the term of the Stock Option shall be ten years from the date of grant, subject to earlier termination in the event of termination of service.

(c)
Stock Options shall be exercisable at such time or times and subject to such terms as shall be determined by the Committee.  The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.  Unless determined otherwise by the Committee, all options shall vest 20% on each of the first, second, third, fourth and fifth anniversaries of the grant.

(d)
Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price.  Payment of the purchase price shall be made in such manner and on such terms as the Committee may provide in the Award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to Awards hereunder, “cashless exercise”, any other manner permitted by law determined by the Committee, or any combination of the foregoing.  If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, a number of the shares received upon such exercise equal to the number of shares of restricted Stock so used shall be restricted in accordance with the original terms of the Restricted Stock Award.

(e)
An optionee shall not have any rights to dividends nor other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

(f)
Unless otherwise provided by the Committee solely with respect to Non-Qualified Stock Options, (i) Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and (ii) during the optionee’s lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

(g)
Following the termination of an optionee’s employment or other service with the Company or a Related Company, the Stock Option, to the extent then vested, must be exercised upon termination within 30 days of the termination date, unless otherwise provided by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination for different reasons.

6.3
Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the Effective Date of the Plan specified in Section 16.  Notwithstanding the foregoing, no Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (a) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (b) be exercisable more than five years after the date such Incentive Stock Option is awarded.

6.4
The aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the employee during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

Section 7.
STOCK APPRECIATION RIGHTS
7.1
A Stock Appreciation Right awarded to an Eligible Person shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the Award is granted on the date of exercise over an amount, which may not be less than the fair market value of the Stock on the date of the award of the Stock Appreciation Right, specified by the Committee.  Any such Award shall be in such form and shall have such terms and conditions as the Committee may determine.  The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

Section 8.
RESTRICTED STOCK
Subject to the following provisions, all Awards of Restricted Stock to Eligible Persons shall be in such form and shall have such terms and conditions as the Committee may determine:
(a)
The Restricted Stock Award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest.  The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

(b)
Stock certificates representing the Restricted Stock awarded to an Eligible Person shall be registered in the person’s name, but the Committee may direct that such certificates be held by the Company on behalf of the person.  Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the recipient until such share has vested in accordance with the terms of the Restricted Stock Award.  At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the recipient (or his or her designated beneficiary in the event of death), free of all restrictions.

(c)
The Committee may provide that the Eligible Person shall have the right to vote or receive dividends on Restricted Stock.  Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(d)
Except as may be provided by the Committee, in the event of a recipient’s termination of employment or other service before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the recipient shall be returned to the recipient or (ii) a cash payment equal to the Restricted Stock’s fair market value on the date of forfeiture, if lower, shall be paid to the recipient.

(e)	The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the recipient’s Restricted Stock.

Section 9.
DEFERRED STOCK AWARDS
Subject to the following provisions, all Awards of Deferred Stock to Eligible Persons shall be in such form and shall have such terms and conditions as the Committee may determine:
(a)
The Deferred Stock Award shall specify the number of shares of Deferred Stock to be awarded to any Eligible Person and the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred.  The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

(b)	Except as may be provided by the Committee, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.
(c)
At the expiration of the Deferral Period, the recipient (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock Award, (ii) cash equal to the fair market value of such Stock, or (iii) a combination of shares and cash, as the Committee may determine.

(d)	In the event of a recipient’s termination of employment or other service before the Deferred Stock has vested, his or her Deferred Stock Award shall be forfeited.
(e)
The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock Award in a manner that does not violate the requirements of Section 409A of the Code.

Section 10.
BONUS STOCK
The Committee may award Bonus Stock to an Eligible Person subject to such terms and conditions as the Committee shall determine, provided no person who is the beneficial owner of 5% or more of the outstanding shares of the Company shall be entitled to receive such an Award.  The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.  The Committee may waive such conditions in whole or in part other than with respect to Performance Awards in a manner that does not violate the requirements of Section 409A of the Code.  Unless otherwise specified by the Committee, no money shall be paid by the recipient for Bonus Stock.  Alternatively, the Committee may offer Eligible Persons the opportunity to purchase Bonus Stock at a discount from its fair market value.  The Bonus Stock Award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction.
Section 11.
ELECTION TO DEFER AWARDS
Subject to compliance with applicable law, including, without limitation, Section 409A of the Code, the Committee may permit an Eligible Person to elect to defer receipt of an Award for a specified period or until a specified event, upon such terms as are determined by the Board.

Section 12.
TAX WITHHOLDING
12.1
Each employee shall, no later than the date as of which the value of an Award first becomes includable in such person’s gross income for tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Award.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

12.2
To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligations, or any additional tax obligation with respect to any Awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the Award (not in excess of the statutory minimum withholding requirement) or (ii) delivering to the Company shares of unrestricted Stock.  Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the Award.

Section 13.
AMENDMENT AND TERMINATION
The Board may discontinue the Plan at any time and may amend it from time to time.  No amendment or discontinuation of the Plan shall adversely affect any Award previously granted without the Award holder’s written consent.  Amendments may be made without shareholder approval except as required to satisfy applicable law or exchange requirements, including Section 422 of the Code.
Section 14.
CHANGE OF CONTROL
14.1
In the event of a Change of Control, if and only to the extent provided in any employment or other agreement between the holder and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each holder be treated consistently:

(a)	outstanding Stock Options and outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan may become fully exercisable and vested;
(b)	the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock Awards under the Plan may lapse and such shares and Awards may be deemed fully vested; and
(c)
The Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding Awards, and pay to the holders thereof within five business days of such event, in cash, the value of such Awards based upon the highest price per share of Company Common Stock received or to be received by shareholders of the Company in connection with the Change in Control (which in the case of Stock Options or Stock Appreciation Rights shall be deemed to be equal to the difference, if any, of such highest price and the exercise or base price thereof multiplied by the number of shares of Stock subject thereto), provided that, with respect to any Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code that is so cancelled, settlement of such Award may only be accelerated if such Change of Control constitutes a change in control event within the meaning of Section 409A of the Code.

14.2	A “Change of Control” shall be deemed to occur subsequent to the date of the Plan on:
(a)
the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (other than the Company and its subsidiaries or any director or officer of the Company as determined immediately prior to that date) has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Securities Exchange Act of 1934) of securities of the Company representing more than 50% of the total combined voting power of all classes of stock of the Company having the right under ordinary circumstances to vote at an election of the Board, unless such person has purchased or acquired 80% or more of such securities directly from the Company;

(b)
the date on which a majority of the members of the Board shall consist of persons other than Current Directors (for these purposes, a “Current Director” shall mean a member of the Board on the effective date of the Plan, as well as any member of the Board whose nomination or election has been approved by a majority of the Current Directors then on the Board);

(c)
consummation of a merger or consolidation of the Company with another corporation where the Company is not the surviving entity and where (i) the shareholders of the Company, immediately prior to the merger or consolidation, (A) do not exchange their shares of the Company for new company stock, pursuant to the merger or consolidation, or (B) would not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) (A) the members of the Board, immediately prior to the merger or consolidation, or (B) the Current Directors, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger; or

(d)	consummation of an agreement providing for the sale or disposition of all or substantially all of the assets of the Company.

Section 15.
GENERAL PROVISIONS
15.1
Each Award under the Plan shall be subject to the requirement that, if at any time the Company shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of Stock thereunder, such Award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Company.

15.2
Nothing set forth in this Plan shall prevent the Company from adopting other or additional compensation arrangements.  Neither the adoption of the Plan nor any Award hereunder shall confer upon any Award recipient any right to continued employment or other service in any capacity.

15.3
Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

15.4
No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

15.5	This Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.
Section 16.
EFFECTIVE DATE OF PLAN
The Plan shall become effective upon the date of its adoption by the Board (the “Effective Date”), in each case subject to the approval by the Company’s shareholders within twelve months of the date of such adoption.
Section 17.
DURATION
Unless terminated earlier by the Board, the Plan shall terminate ten years from the Effective Date.

PROXY
PASSUR AEROSPACE, INC.
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PASSUR AEROSPACE, INC.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2019. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2018 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.htm.
The undersigned shareholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Shareholders of PASSUR Aerospace, Inc. (the “Company”), to be held at 12:00 p.m., local time, on April 9, 2019, at One Landmark Square, Stamford, Connecticut, or at any adjournment or postponement thereof, and to vote, as designated on this proxy, all shares of Common Stock of the Company owned of record by the undersigned at the close of business on February 26, 2019, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
The Board of Directors unanimously recommends that you vote FOR the following proposals:
    (1)   ELECTION OF DIRECTORS.

FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A  LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)
G.S. Beckwith Gilbert
James T. Barry
Paul L. Graziani
Kurt J. Ekert
Richard L. Haver
Robert M. Stafford
Ronald V. Rose
Michael Schumaecker
John F. Thomas
Brian G. Cook
(2) TO RECOMMEND, IN A NON-BINDING VOTE, FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVES OFFICERS.
FOR               AGAINST  ABSTAIN

(3) TO APPROVE THE COMPANY’S 2019 STOCK INCENTIVE PLAN
FOR              AGAINST  ABSTAIN

(4)	TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS
FOR            AGAINST  ABSTAIN

(Continued and to be Signed and Dated on the Reverse Side)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.
UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES, FOR APPROVAL OF THE 2019 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.
Date:	X __

X

(IMPORTANT:  Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)